SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PIMCO Dynamic Credit Income Fund

(Name of Registrant as Specified in its Charter)

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[    ], 2015

Dear Shareholder:

The Board of Trustees of PIMCO Dynamic Credit Income Fund (the “Fund”) currently has eight members (the “Continuing Trustees”), all of whom, with the exception of Craig A. Dawson, have served as Trustees of the Fund since its inception. Mr. Dawson, who is also a Managing Director and Head of Strategic Business Management at Pacific Management Investment Company LLC (“PIMCO” or the “Manager”), the Fund’s investment manager, has served as a Trustee of the Fund since PIMCO assumed the role of the Fund’s investment manager in 2014.

The Board has nominated incumbent Trustees Craig A. Dawson, Bradford K. Gallagher and James A. Jacobson (the “Board Nominees”) for election as Trustees of the Fund at its upcoming annual shareholder meeting scheduled to be held on April 30, 2015.

The Fund has recently received notice that, at the upcoming annual meeting, Ironsides Partners Opportunity Master Fund L.P. (“Ironsides”), a shareholder of the Fund, intends to nominate non-incumbent candidates to serve as Trustees of the Fund (the “Ironsides Candidates”). Currently, there are no Ironsides-nominated Trustees on the Board. If nominated, neither the Board nor PIMCO believes that the election of the Ironsides candidates is in the best interests of the Fund.

The Continuing Trustees recommend and request your support to elect the Board Nominees at the upcoming annual shareholder meeting. The Continuing Trustees believe that they are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Six of the eight Continuing Trustees are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of PIMCO (the “Independent Trustees”). In addition, because of their familiarity with the Manager and affiliated entities, the Fund’s Interested Trustees, including Mr. Dawson, serve as an important information resource for the Independent Trustees and as facilitators of communication with PIMCO and Allianz Asset Management of America L.P., PIMCO’s U.S. parent company. The Continuing Trustees have significant current and past related industry experience, and have actively supported the interests of the Fund’s shareholders. The Continuing Trustees include individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed in the accompanying Proxy Statement. In addition, the Continuing Trustees bring diverse perspectives to Fund oversight. The Continuing Trustees and PIMCO believe that continuity of Board oversight and management of the Fund is in the best interests of shareholders and best enables the Fund to achieve its long-term investment goals.

You may receive solicitation materials from Ironsides seeking your proxy to vote for the Ironsides Candidates as Trustees of the Fund. The Continuing Trustees strongly urge you not to vote for any Ironsides Candidates and not to sign or return any proxy card that may be sent to you by Ironsides. The Continuing Trustees urge you to vote in favor of electing the Board Nominees as Trustees of the Fund and to return the proxy card(s) provided by the Fund.

************

The Continuing Trustees thank you for your support of the Fund’s nominees in the past, and we hope for your continued support of the Board Nominees at the upcoming annual shareholder meeting. If you have any questions about the upcoming meeting or if you need information or assistance regarding how to vote, please call a shareholder service representative at 1-877-536-1558.

Sincerely yours,

Hans W. Kertess

Chairman of the Board, PIMCO Dynamic Credit Income Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

PIMCO DYNAMIC CREDIT INCOME FUND

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Dynamic Credit Income Fund (“PCI” or the “Fund”):

Notice is hereby given that an Annual Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, April 30, 2015, with the Meeting to be held at 10:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Fund has fixed the close of business on February 13, 2015 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees of the Fund

Joshua D. Ratner
Secretary

New York, New York

[    ], 2015

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO DYNAMIC CREDIT INCOME FUND (“PCI”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 30, 2015

This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2014 are also available at pimco.com/closedendfunds.

PROXY STATEMENT

[    ], 2015

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the shareholders of PIMCO Dynamic Credit Income Fund (“PCI”) or (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this Proxy Statement to refer to the Annual Meeting of Shareholders of the Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, April 30, 2015, with the Meeting to be held at 10:30 A.M., Eastern Time.

The Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about [    ], 2015.

The Meeting is scheduled as a meeting of the holders of all common shares of the Fund (the “Shares”), which is the only class of shares of the Fund currently authorized or outstanding (the “Shareholders”). The Shareholders will vote on the proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders.

The Board has fixed the close of business on February 13, 2015 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. The Shareholders on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. There were [    ] shares of common stock (the “Shares”) issued and outstanding of the Fund at the close of business on the Record Date.

The Board has nominated Craig A. Dawson, Bradford K. Gallagher and James A. Jacobson, each of whom currently serves as a Trustee of the Fund, for election as Trustees of the Fund (the “Board Nominees”). The Board currently has eight members, each of whom qualifies as a “Continuing Trustee” (as described below) under the Fund’s Amended and Restated Agreement and Declaration of Trust. With the exception of Mr. Dawson, each Continuing Trustee has served as a Trustee of the Fund since its inception. Mr. Dawson, who is also a Managing Director and Head of Strategic Business Management at PIMCO, has served as a Trustee of the Fund since PIMCO assumed the role of the Fund’s investment manager in 2014. In connection with the Board’s nomination process for the Meeting, all of the current Trustees voted in favor of the nominations of all Board Nominees standing for election.

Ironsides Partners Opportunity Master Fund L.P. (“Ironsides”), a shareholder of the Fund, has given the Fund notice (the “Ironsides Notice”) of its intent to nominate and solicit support at the upcoming Meeting to elect Robert C. Knapp and Richard W. Cohen (collectively, the “Ironsides Candidates”) as Trustees of the Fund. If nominated, neither the Board nor PIMCO believes that the election of the Ironsides Candidates is in the best interests of the Fund.

The Continuing Trustees recommend and request your support to elect the Board Nominees at the upcoming annual shareholder meeting. The Continuing Trustees believe that they are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Six of the eight Continuing Trustees are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of PIMCO (the “Independent Trustees”). In addition, because of their familiarity with the Manager and affiliated entities, the Fund’s Interested Trustees, including Mr. Dawson, serve as an important information resource for the Independent Trustees and as facilitators of communication with PIMCO and Allianz Asset Management of America L.P., PIMCO’s U.S. parent company. The Continuing Trustees have significant current and past related industry experience, and have actively supported the interests of the Fund’s shareholders. The Continuing Trustees include individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed below. In addition, the Continuing Trustees bring diverse perspectives to Fund oversight. The Continuing Trustees and PIMCO believe that continuity of Board oversight and management of the Fund is in the best interests of shareholders and best enables the Fund to achieve its long-term investment goals.

The Shareholders of the Fund, voting as a single class, have the right to vote on the election of Craig A. Dawson, Bradford K. Gallagher and James A. Jacobson as Trustees of the Fund. As summarized in the table below:

Summary

Proposal	Common Shareholders
Election of Trustees
Interested Trustee/Board Nominee*
Election of Craig A. Dawson	✓
Independent Trustees/Board Nominees**
Election of Bradford K. Gallagher***	✓
Election of James A. Jacobson***	✓

*	Mr. Dawson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.
**	“Independent Trustees” or “Independent Board Nominees” are those Trustees or Board Nominees who are not “interested persons,” as defined in the 1940 Act, of the Fund.
***	Messrs. Gallagher and Jacobson were both elected by the Fund’s initial shareholder in connection with the Fund’s launch in January 2013; however, the Meeting will be the first annual shareholders meeting at which they will have been nominated for election by shareholders.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all Board Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-877-536-1558 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by Internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of the Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for the Fund will be borne by PIMCO. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless the Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-877-536-1558 on any business day.

[As of January 31, 2015, the Trustees, Board Nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of the Fund.]

PROPOSAL: ELECTION OF TRUSTEES

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. The Fund’s Nominating Committee has recommended Craig A. Dawson, Bradford K. Gallagher and James A. Jacobson (the “Board Nominees”) for election as Trustees by Shareholders of the Fund.

The term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2015- 2016 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2015 through June 30, 2016 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”)); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2016 through June 30, 2017). Currently, Bradford K. Gallagher, James A. Jacobson and Craig A. Dawson are Class II Trustees. On March 10, 2014, the Board appointed Craig A. Dawson to serve as a Class II Trustee, which appointment became effective at the close of business on September 5, 2014. In addition to his term as a Class II Trustee expiring at the Meeting, pursuant to the Fund’s Bylaws, as a Trustee appointed by the Trustees to fill a vacancy on the Fund’s Board, Mr. Dawson’s initial term expires at the next annual meeting of Shareholders of the Fund following such appointment (i.e., at the Meeting). The Nominating Committee has recommended to the Board that Messrs. Dawson, Gallagher and Jacobson be nominated for election by the Common Shareholders as Class II Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the Board Nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Dawson, Gallagher and Jacobson will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year (i.e., the annual meeting for the fiscal year running from July 1, 2017 through June 30, 2018).

All members of the Board are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declaration of the Fund, having either served as Trustee since the inception of the Fund or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the Board Nominees who will stand for election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Board Nominee	Class	Expiration of Term if Elected*
Craig A. Dawson	Class II	Annual Meeting for the 2017-2018 fiscal year
Bradford K. Gallagher	Class II	Annual Meeting for the 2017-2018 fiscal year
James A. Jacobson	Class II	Annual Meeting for the 2017-2018 fiscal year

*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for the Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the Board Nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to save a vacancy).

As discussed above, we have received notice that, at the upcoming annual meeting, Ironsides, a shareholder of the Fund, intends to nominate non-incumbent candidates to serve as Trustees of the Fund. Currently, there are no Ironsides-nominated Trustees on the Board. If nominated, neither the Board nor PIMCO believes that the election of the Ironsides Candidates is in the best interests of the Fund.

The Continuing Trustees recommend and request your support to elect the Board Nominees at the upcoming annual shareholder meeting. The Continuing Trustees believe that they are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Six of the eight Continuing Trustees are Independent Trustees. In addition, because of their familiarity with the Manager and affiliated entities, the Fund’s Interested Trustees, including Mr. Dawson, serve as an important information resource for the Independent Trustees and as facilitators of communication with PIMCO and Allianz Asset Management of America L.P., PIMCO’s U.S. parent company. The Continuing

Trustees have significant current and past related industry experience, and have actively supported the interests of the Fund’s shareholders. The Continuing Trustees include individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed below. In addition, the Continuing Trustees bring diverse perspectives to Fund oversight. The Continuing Trustees and PIMCO believe that continuity of Board oversight and management of the Fund is in the best interests of shareholders and best enables the Fund to achieve its long-term investment goals.

You may receive solicitation materials from Ironsides seeking your proxy to vote for the Ironsides Candidates as Trustees of the Fund. The Continuing Trustees strongly urge you not to vote for any Ironsides Candidates and not to sign or return any proxy card that may be sent to you by Ironsides. The Continuing Trustees urge you to vote in favor of electing the Board Nominees as Trustees of the Fund and to return the proxy card(s) provided by the Fund.

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, and assuming the Board Nominees are elected as proposed, the Board consists and will continue to consist of eight Trustees, six of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established four standing Committees to facilitate oversight of the management of the Fund: the Audit Oversight Committee, the Nominating

Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the net assets of the Fund and other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of the Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight — The Fund has retained the Manager to provide investment advisory services and administrative services. The Manager is principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager employs processes, procedures and controls to identify and manage different types of risks that may affect the Fund. The Board oversees the performance of these functions by the Manager, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Fund or their delegates to receive reports regarding the portfolio management of the Fund and their performance, including their investment risks. The Board has emphasized to the Manager the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Board Nominees.

The following table provides information concerning the Trustees/Board Nominees of the Fund.

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939 Class I	Chairman of the Board, Trustee	Since 2013	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
Deborah A. DeCotis 1952 Class III	Trustee	Since 2013	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Helena Rubenstein Foundation (1997-2012).	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
Bradford K. Gallagher 1944 Class II	Trustee, Board Nominee	Since 2013	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
James A. Jacobson 1945 Class II	Trustee, Board Nominee	Since 2013	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

William B. Ogden, IV 1945 Class I	Trustee	Since 2013	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
Alan Rappaport 1953 Class I	Trustee	Since 2013	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust, a private bank (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	92	Director, Victory Capital Management

Name, Address, Year of Birth and Class*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Board Nominee	Other Directorships Held by Trustee/ Board Nominee During the Past 5 Years
Interested Trustees
Craig A. Dawson** 1968 650 Newport Center Drive, Newport Beach, CA 92660 Class II	Trustee, Board Nominee	Since 2014	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

John C. Maney*** 1959 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 Class III	Trustee	Since 2013	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	25	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

**	Mr. Dawson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.
***	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of January 31, 2015 by each Trustee and Board Nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Fund.

Name of Trustee/ Board Nominee*	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Board Nominee in the Family of Investment Companies*
Independent Trustees/Board Nominees
Hans W. Kertess	[None]	[Over $100,000]
Deborah A. DeCotis	[None]	[Over $100,000]
Bradford K. Gallagher	[None]	[Over $100,000]
James A. Jacobson	[None]	[Over $100,000]
William B. Ogden, IV	[None]	[Over $100,000]
Alan Rappaport	[None]	[Over $100,000]
Interested Trustees/ Board Nominees
John C. Maney	[ ]	[Over $100,000]
Craig A. Dawson	[ ]	[Over $100,000]

*	Securities are valued as of January 31, 2015.

[To the knowledge of the Fund, as of January 31, 2015, Trustees and Board Nominees who are Independent Trustees or Independent Board Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.]

Compensation. Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California

Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc. and PIMCO Dynamic Income Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Fund, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which the Manager serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO-Managed Funds prior to the close of business on September 5, 2014 (see “Additional Information — Investment Manager” below), serves as investment adviser.

As indicated below, certain of the officers of the Fund are affiliated with the Manager.

Prior to the close of business on September 5, 2014, including during the periods covered in the table below, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of the Manager, AGIFM or any entity controlling, controlled by or under common control with the Manager or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with a new investment management agreement between the PIMCO-Managed Funds and the Manager and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM (see “Additional Information — Investment Manager” below), each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Fund has no employees. The Fund’s officers, Mr. Dawson and Mr. Maney are compensated by the Manager or one of its affiliates, as applicable.

Trustees do not currently, nor did they prior to September 5, 2014, receive any pension or retirement benefits from the Fund or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and Board Nominees for the fiscal year ended December 31, 2014 for the Fund (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”). For the calendar year ended December 31, 2014, the Trustees received the compensation set forth in the table below for serving as Trustees of the Fund and other funds in the same Fund Complex as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Fund.

Compensation Table

Name of Trustee/Board Nominee	Aggregate Compensation from the Fund for the Fiscal Year Ended December 31, 2014	Total Compensation from the Fund and Fund Complex Paid to Trustees/Board Nominees for the Calendar Year Ended December 31, 2014*
Independent Trustee/Board Nominee
Hans W. Kertess	$ [ ]	$ [ ]
Bradford K. Gallagher	$ [ ]	$ [ ]
James A. Jacobson	$ [ ]	$ [ ]
William B. Ogden, IV	$ [ ]	$ [ ]
Alan Rappaport	$ [ ]	$ [ ]
Deborah A. DeCotis	$ [ ]	$ [ ]
Interested Trustee/Board Nominee
John C. Maney**	$ [ ]	$ [ ]
Craig A. Dawson**	$ [ ]	$ [ ]

*	In addition to the PIMCO-Managed Funds, which are advised by the Manager, during the Fund’s most recently completed calendar year, all of the Trustees (other than Mr. Dawson) served as trustees of the Allianz-Managed Funds, which are managed by an affiliate of the Manager.
**	Mr. Dawson became a Trustee of the Fund effective at the close of business on September 5, 2014. Neither Mr. Dawson nor Mr. Maney receives compensation from the Fund.

Trustee Qualifications — The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee, with the exception of Mr. Dawson, has served in such role since the Fund’s inception in January 2013. Mr. Dawson, who is also a Managing Director and Head of Strategic Business Management at PIMCO, has served as a Trustee of the Fund since PIMCO assumed the role of the Fund’s investment manager in 2014. Accordingly, each Trustee is knowledgeable about the Fund’s business and service provider arrangements, and has also served for several years as trustee or director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Fund. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director at PIMCO and Head of Strategic Business Management. In that role he is in charge of guiding PIMCO’s new business initiatives. Prior to taking on this position, Mr. Dawson was in charge of PIMCO’s Munich office and head of European product management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of the Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. Each member of the Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Shares are listed.

The Board has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, as amended through September 5, 2014, is attached to this Proxy Statement as Exhibit A. [A report of the Audit Oversight Committee of the Fund, dated February 18, 2015, is attached to this Proxy Statement as Exhibit C.]

Nominating Committee. The Board has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by shareholders. The Nominating Committee has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of the Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Shares are listed.

Qualifications, Evaluation and Identification of Trustees/Nominees. The Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for the Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Valuation Committee. The Board has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of the Valuation Committee. The Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of the Fund’s portfolio securities on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Meetings. During the fiscal year ended December 31, 2014 (for information on the Fund’s recent change in fiscal year, see “Additional Information — Independent Registered Public Accounting Firm”), the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Nominating Committee met in separate session twice, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session once. Each Trustee (other than Mr. Dawson, who was not a Trustee of the Fund prior to September 5, 2014) attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended December 31, 2014. Mr. Dawson has attended all of the meetings of the Board since his appointment as a Trustee.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, PIMCO Dynamic Credit Income Fund, c/o Joshua D. Ratner, Vice President, Secretary and Chief Legal Officer (“CLO”), PIMCO Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. The Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. [Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Trustees and relevant officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s fiscal year ended December 31, 2014.]

Required Vote. The election of Messrs. Dawson, Gallagher and Jacobson to the Board will require the affirmative vote of a plurality of the votes of the Shareholders cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers of the Fund hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Fund who are principals, officers, members or employees of the Manager are not compensated by the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Executive Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. Effective at the close of business on September 5, 2014, the Manager, located at 650 Newport Center Drive, Newport Beach, CA, 92660, assumed responsibility as the investment manager to the Fund pursuant to a new investment management agreement (the “Agreement”) between the Fund and the Manager (the “Transition”). Under the Agreement, the Manager provides the day-to-day portfolio management services it provided to the Fund as its sub-adviser and also assumed responsibility for the supervisory and administrative services previously provided by the Fund’s former investment manager, AGIFM. As part of the Transition, the Manager’s personnel replaced AGIFM personnel as officers of the Fund and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. On December 16, 2014, the Board approved a change of the Fund’s fiscal year end from December 31 to June 30. The Fund’s current fiscal year will end on June 30, 2015. [The Audit Oversight Committee of the Board has recommended that the Board select PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending June 30, 2015 for the Fund.] PwC served as the independent registered public accounting firm of the Fund for the last fiscal year (ended December 31, 2014) and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. The Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, the Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, the Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PwC to the Fund are shown in the table below:

Fiscal Year Ended	Audit Fees
December 31, 2014	$	[	]
December 31, 2013*		$80,000

*	The initial fiscal year for the Fund, which ended on December 31, 2013, covered only eleven months.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters. The table below shows, for the Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to the Fund. [During those fiscal years, there were no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund].

Fiscal Year Ended	Audit-Related Fees
December 31, 2014	$	[	]
December 31, 2013*		$0

*	The initial fiscal year for the Fund, which ended on December 31, 2013, covered only eleven months.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to the Fund. [During those fiscal years, there were no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund]:

Fiscal Year Ended	Tax Fees
December 31, 2014	$	[	]
December 31, 2013*		$15,990

*	The initial fiscal year for the Fund, which ended on December 31, 2013, covered only eleven months.

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” [For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.]

[During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.]

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during the Fund’s last two fiscal years, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Fund			Non-Audit Fees for Accounting Affiliates			Aggregate Non-Audit Fees
December 31, 2014	$	[	]	$	[	]	$	[	]
December 31, 2013*		$0			$8,858,060			$8,858,060

*	The initial fiscal year for the Fund, which ended on December 31, 2013, covered only eleven months.

The Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Effective at the close of business on September 5, 2014, pursuant to its Investment Management Agreement with the Fund, PIMCO began bearing Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees with respect to the Fund under its new investment management agreement with the Fund. These fees were borne by the Fund for periods prior to September 5, 2014.

Other Business. As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies for the Fund, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of one or more of the Board Nominees. They will vote against any such adjournment those proxies submitted that instruct them to withhold all votes on the Board Nominees. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Fund. Any proposals properly before a Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers/Inspectors will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of any Proposal.

Reports to Shareholders. The Annual Report to Shareholders for the most recently completed fiscal year of the Fund was mailed on [    ].

Additional copies of the Fund’s Annual Report and Semi-Annual Report may be obtained without charge from the Fund by calling 1-(844)-337-4626 or by visiting the Fund’s website at www.pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting for the 2015-2016 Fiscal Year. It is currently anticipated that the Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2016. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than [    ], 2016 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for the Fund intended to be presented at the annual meeting for the 2015-2016 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. The Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the April 30 anniversary of this year’s meeting, such proposals must be received no earlier than [    ], 2016 and no later than [    ], 2016. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[    ], 2015

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through September 5, 2014)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of September 5, 2014)

PCM FUND, INC. (PCM)

PIMCO MUNICIPAL INCOME (PMF)

PIMCO MUNICIPAL INCOME II (PML)

PIMCO MUNICIPAL INCOME III (PMX)

PIMCO CALIFORNIA MUNICIPAL INCOME (PCQ)

PIMCO CALIFORNIA MUNICIPAL INCOME II (PCK)

PIMCO CALIFORNIA MUNICIPAL INCOME III (PZC)

PIMCO NEW YORK MUNICIPAL INCOME (PNF)

PIMCO NEW YORK MUNICIPAL INCOME II (PNI)

PIMCO NEW YORK MUNICIPAL INCOME III (PYN)

PIMCO CORPORATE AND INCOME STRATEGY (PCN)

PIMCO CORPORATE AND INCOME OPPORTUNITY (PTY)

PIMCO HIGH INCOME (PHK)

PIMCO INCOME STRATEGY (PFL)

PIMCO INCOME STRATEGY II (PFN)

PIMCO INCOME OPPORTUNITY (PKO)

PIMCO GLOBAL STOCKSPLUS & INCOME (PGP)

PIMCO STRATEGIC INCOME FUND, INC. (RCS)

PIMCO DYNAMIC INCOME (PDI)

PIMCO DYNAMIC CREDIT INCOME (PCI)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),

(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement

[Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Dynamic Credit Income Fund (the “Fund”)

Dated February 18, 2015

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

The Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager prior to September 5, 2014 and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser prior to September 5, 2014 and current investment manager and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Boards and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2014 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

William B. Ogden, IV

Alan Rappaport]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 30, 2015

The undersigned holder of common shares of PIMCO Dynamic Credit Income Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on April 30, 2015 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated [                ], 2015. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2014 for PIMCO Dynamic Credit Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO DYNAMIC CREDIT INCOME FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)                   DATE

SIGNATURE (IF HELD JOINTLY)                                   DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Craig A. Dawson	O	O

	(02) Bradford A. Gallagher	O	O

	(03) James. A. Jacobson	O	O

2.

To vote and otherwise represent the undersigned on any other business that may properly come before the Annual meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]